As filed with the Securities and Exchange Commission on January 23, 1998.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK  BANK AND THRIFT OPPORTUNITY
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

JOHN HANCOCK FUNDS
A Global Investment Management Firm
--------------------------------------------------------------------------------
                                                           101 Huntington Avenue
                                                Boston, Massachusetts 02199-7603



JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND


                                                                January 24, 1997

Dear Fellow Shareholder:

The annual meeting of shareholders of our Fund will be held on March 6, 1997.

Both of the proposals, as set forth in the enclosed proxy statement, are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to the Fund's investment objective, policies or restrictions, or to the investment management contract.

Proposal number one asks you to elect four trustees to serve until their respective successors are elected and qualified. The biographies of the trustees are included in the proxy statement. We invite you to acquaint yourself with these individuals.

Proposal number two asks you to ratify or reject the trustees' selection of Deloitte & Touche, LLP as the Fund's independent accountants for the current fiscal year. Deloitte & Touche, LLP has been the Fund's independent accountants since the Fund's inception.

YOUR VOTE IS REQUIRED

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost to the Fund and you of additional mailings.

If you have any questions, please call toll free at 800-426-5523.

Thank you in advance for your prompt action on this very important matter.

Sincerely,


/s/Edward J. Boudreau Jr.

EDWARD J. BOUDREAU, JR.
Chairman of the Board

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MARCH 5, 1998

To the Shareholders of:
    John Hancock Bank and Thrift Opportunity Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the John Hancock Bank and Thrift Opportunity Fund (the "Fund"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held at the office of the Fund, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts 02199, on Thursday, March 5, 1998 at 9:00 a.m., Eastern time, for the following purposes:

    (1) To elect four Trustees to serve until their respective successors are duly elected and qualified;

    (2) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the Fund's independent public accountants for the Fund's current fiscal year; and

    (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL ITEMS

    Shareholders of record of the Fund as of the close of business on January 8, 1998 are entitled to notice of and to vote at the annual meeting of the Fund and at any and all adjournments thereof.

                                        By Order of the Board of Trustees,

                                        Susan S. Newton
                                        Vice President and Secretary
Dated:  January 23, 1998
        Boston, Massachusetts

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

P90PX 1/98

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 5, 1998

                               PROXY STATEMENT

    This Proxy Statement is furnished to shareholders of the John Hancock Bank and Thrift Opportunity Fund (the "Fund") in connection with the solicitation of proxies by the Fund's Board of Trustees for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 5, 1998 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting").

    The Meeting will be held at the principal office of the Fund, 101 Huntington Avenue, 2nd Floor, Boston, Massachusetts. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed form of the proxy will first be mailed to shareholders of the Fund on or about January 23, 1998. THE FUND'S ANNUAL REPORT FOR ITS 1997 FISCAL YEAR MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-892-9552.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent public accountants. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Fund or by delivering a duly executed proxy bearing a later date prior to the time of the Meeting. Any shareholder who has executed a proxy but is present at the Meeting and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Fund (without complying with any formalities) at any time before it is voted. Presence at the Meeting alone will not serve to revoke a previously executed and returned proxy.

RECORD OWNERSHIP
    The Trustees have fixed the close of business on January 8, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of the record date, there were outstanding 88,400,000 common shares of beneficial interest of the Fund (the "Shares").

    No person within the knowledge of management of the Fund beneficially owned more than 5% of the Fund's Shares of beneficial interest outstanding as of the record date, except Cramer Rosenthal McGlynn, Inc., 707 Westchester Avenue, White Plains, N.Y., 10604 which holds 6.9%. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.) As of the record date, Cede & Co., as nominee for Depository Trust Company, held of record 87,803,049 common shares of the Fund.

SUMMARY OF VOTING ON PROPOSALS
    With respect to Proposal 1, each Share of the Fund is entitled to one vote for the election of each of the nominees for election as Trustees of the Fund. With respect to Proposal 2, each Share of the Fund is entitled to one vote for the ratification of the selection of independent public accountants.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

GENERAL
    The Fund's Board of Trustees consists of thirteen members. The Board of Trustees is divided into three staggered-term classes. Two classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

    Each of the nominees for the Fund is currently serving as a Trustee of the Fund. Each of the nominees and Trustees has served on the Board of Trustees of the Fund since the Fund's inception on June 16, 1994, except that Messrs. Cunningham and Linbeck have served on the Board of Trustees since December 1994 and Ms. Hodsdon has served on the Board of Trustees since March 1996.

    A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees or may withhold from the proxies authority to vote for the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. All of the nominees have consented to their nominations and have agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Fund's Trustees may designate. The Fund has no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1
    The terms of Ms. Hodsdon and Messrs. Boudreau, Smith and Pruchansky expire at the 1998 Annual Meeting of the Fund and they are therefore the current nominees for election; the terms of Messrs. Carlin, Cunningham, Fretz, Hiser and Toolan expire at the 1999 Annual Meeting; and the terms of Ms. McCarter and Messrs. Ladner, Linbeck and Scipione expire at the 2000 Annual Meeting. The table below lists the nominees for election as Trustees of the Fund, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 1999 and 2000, respectively.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Shares of the Fund is sufficient to elect the nominees of the Fund.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------
                                    NOMINEES FOR ELECTION
                                    TERM TO EXPIRE IN 2001

*Edward J. Boudreau, Jr.   Chairman and Chief Executive Officer,       2,400
(Age 53)                   the Adviser and The Berkeley Financial
Chairman                   Group ("The Berkeley Group"); Chairman,
                           NM Capital Management Inc. ("NM
                           Capital"), Sovereign Asset Management
                           Corporation ("SAMCorp") and John Hancock
                           Advisers International Limited ("Advisers
                           International"); Director, John Hancock
                           Advisers International (Ireland),
                           Chairman, Chief Executive Officer and
                           President, John Hancock Funds, Inc.
                           ("John Hancock Funds") and First
                           Signature Bank and Trust Company;
                           Director, John Hancock Freedom Securities
                           Corporation, John Hancock Insurance
                           Agency, Inc. ("Insurance Agency, Inc."),
                           John Hancock Capital Corporation and New
                           England/Canada Business Council; Member,
                           Investment Company Institute Board of
                           Governors; Director, Asia Strategic
                           Growth Fund, Inc.; Chairman, John Hancock
                           Distributors, Inc. ("Distributors, Inc.")
                           (until April 1994); Director, John
                           Hancock Signature Services ("Signature
                           Services") (until January 1997) and
                           Trustee and Chairman of 66 funds managed by the Adviser.

*Anne C. Hodsdon           President, Chief Operating Officer and        --
(Age 44)                   Director, the Adviser; Director and
President                  President, NM Capital and SAMCorp;
                           Director, The Berkeley Group, John
                           Hancock Funds, Advisers International,
                           John Hancock Advisers International
                           (Ireland), Insurance Agency, Inc;
                           Executive Vice President, the Adviser
                           (until December 1994); Director,
                           Signature Services (until January 1997)
                           and Trustee and President of 66 funds
                           managed by the Adviser.


Steven R. Pruchansky       Director and President, Mast Holdings,      3,020
(Age 53)                   Inc. (since 1991); Director, First
Trustee                    Signature Bank & Trust Company (until
                           August 1991); Director, Mast Realty Trust
                           (until 1994); President, Maxwell Building
                           Corp. (until 1991) and Trustee of 32
                           funds managed by the Adviser.

Norman H. Smith            Lieutenant General, United States Marine      908
(Age 64)                   Corps; Deputy Chief of Staff for Manpower
Trustee                    and Reserve Affairs, Headquarters Marine
                           Corps; Commanding General III Marine
                           Expeditionary Force/3rd Marine Division
                           (retired 1991) and Trustee of 32 funds
                           managed by the Adviser.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------
                                   TERM TO EXPIRE IN 1999

James F. Carlin            Chairman and CEO, Carlin Consolidated,        400
(Age 57)                   Inc. (management/investments); Director,
Trustee                    Arbella Mutual Insurance Company
                           (insurance), Health Plan Services, Inc.,
                           Massachusetts Health and Education Tax
                           Exempt Trust, Flagship Healthcare, Inc.,
                           Carlin Insurance Agency, Inc., West
                           Insurance Agency, Inc. (until May 1995),
                           Uno Restaurant Corp.; Chairman,
                           Massachusetts Board of Higher Education
                           (since 1995); Receiver, the City of
                           Chelsea (until August 1992) and Trustee
                           of 32 funds managed by the Adviser.

William H. Cunningham      Chancellor, University of Texas System         --
(Age 54)                   and former President of the University of
Trustee                    Texas, Austin, Texas; Lee Hage and Joseph
                           D. Jamail Regents Chair of Free
                           Enterprise; Director, LaQuinta Motor
                           Inns, Inc. (hotel management company),
                           Jefferson-Pilot Corporation (diversified life insurance company) and LBJ
                           Foundation Board (education foundation);
                           Advisory Director, Texas Commerce Bank -
                           Austin and Trustee of 32 funds managed by the Adviser.

Charles F. Fretz           Retired; self employed; Former Vice            --
(Age 69)                   President and Director, Towers, Perrin,
Trustee                    Foster & Crosby, Inc. (international
                           management consultants) (1952-1985) and
                           Trustee of 32 funds managed by the
                           Adviser.

Harold R. Hiser, Jr.       Executive Vice President, Schering-Plough  15,200
(Age 66)                   Corporation (pharmaceuticals) (retired
Trustee                    1996); Director, ReCapital Corporation
                           (reinsurance) (until 1995) and Trustee of
                           32 funds managed by the Adviser.

John P. Toolan             Director, The Smith Barney Muni Bond       10,000
(Age 67)                   Funds, The Smith Barney Tax-Free Money
Trustee                    Funds, Inc., Vantage Money Market Funds
                           (mutual funds), The Inefficient-Market
                           Fund, Inc. (closed-end investment
                           company) and Smith Barney Trust Company
                           of Florida; Chairman, Smith Barney Trust
                           Company (retired December 1991);
                           Director, Smith Barney, Inc., Mutual
                           Management Company and Smith Barney
                           Advisers, Inc. (investment advisers)
                           (retired 1991); Senior Executive Vice
                           President, Director and member of the
                           Executive Committee, Smith Barney, Harris
                           Upham & Co., Incorporated (investment
                           bankers) (until 1991) and Trustee of 32
                           funds managed by the Adviser.

                                                                  COMMON SHARES
                                                                      OWNED
                                                                  BENEFICIALLY,
                                                                    DIRECTLY
                                                                  OR INDIRECTLY,
NAME (AGE), AND POSITION             PRINCIPAL OCCUPATION         ON JANUARY 8,
    WITH THE FUNDS                DURING THE PAST FIVE YEARS       1998(1)(2)
------------------------          --------------------------      -------------
                                   TERM TO EXPIRE IN 2000

Charles L. Ladner          Director, Energy North, Inc. (public          800
(Age 59)                   utility holding company) (until 1992);
Trustee                    Senior Vice President of UGI Corp.
                           Holding Company Public Utilities, LPGAS,
                           Vice President of Amerigas Partners L.P.
                           and Trustee of 32 funds managed by the
                           Adviser.

Leo E. Linbeck, Jr.        Chairman, President, Chief Executive           --
(Age 63)                   Officer and Director, Linbeck Corporation
Trustee                    (a holding company engaged in various
                           phases of the construction industry and
                           warehousing interests); Former Chairman,
                           Federal Reserve Bank of Dallas (1992,
                           1993); Chairman of the Board and Chief
                           Executive Officer, Linbeck Construction
                           Corporation; Director, PanEnergy
                           Corporation (a diversified energy
                           company), Daniel Industries, Inc.
                           (manufacturer of gas measuring products
                           and energy related equipment), GeoQuest
                           International Holdings, Inc. (a
                           geophysical consulting firm) (1980-1993);
                           Former Director, Greater Houston
                           Partnership (1980-1995) and Trustee of 32 funds managed by the Adviser.

Patricia P. McCarter       Director and Secretary, The McCarter          903
(Age 69)                   Corp. (machine manufacturer) and Trustee
Trustee                    of 32 funds managed by the Adviser.

*Richard S. Scipione       General Counsel, John Hancock Mutual Life   2,139
(Age 60)                   Insurance Company; Director, the Adviser,
Trustee                    John Hancock Funds, Distributors, Inc.,
                           Insurance Agency, Inc., John Hancock
                           Subsidiaries, Inc., SAMCorp. and NM
                           Capital; Trustee, The Berkeley Group;
                           Director, JH Networking Insurance Agency,
                           Inc.; Director, Signature Services (until
                           January 1997) and Trustee of 66 funds
                           managed by the Adviser.

All Trustees and executive officers of the Funds as a group           37,770

------------

  * "Interested Person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding Shares of the Fund as of January 8, 1998.

    The Board of Trustees held four meetings during the Fund's fiscal year ended October 31, 1997. No Trustees of the Fund, except Messrs. Carlin and Scipione, attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund and (2) the total number of meetings held by all committees of the Trustees on which they served during the period in which they served in such capacity.

    The Fund has an Audit Committee of the Trustees. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. None of the members of the Audit Committee are "interested persons" as defined in the Investment Company Act ("Independent Trustees"). The Audit Committee held four meetings during the Fund's 1997 fiscal year.

    The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Fund's officers or Trustees, a resolution of any potential or actual conflict of interest; and to facilitate communication between the firm and the Fund's officers and Trustees.

    The Fund has a special nominating committee of the Trustees known as the Committee on Administration. The Committee members are Ms. McCarter and Messrs. Fretz, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All of the members of the Committee on Administration are Independent Trustees. The Committee on Administration held four meetings during the Fund's 1997 fiscal year.

    Included among the functions of the Administration Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons" as defined in the Investment Company Act. The Administration Committee also coordinates with Trustees who are interested persons in the selection and election of Fund officers and will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS
    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers, Trustees and persons who own more than ten percent of the Fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except that Form 3 reports disclosing no transactions in the Fund were filed for the following officers of the Adviser in January, 1998:
Miren Etcheverry and Gerardo J. Espinosa.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists the Fund's executive officers. The officers of the Fund became officers on June 16, 1994 (inception).

NAME (AGE) AND POSITION                   PRINCIPAL OCCUPATION
    WITH THE FUNDS                     DURING THE PAST FIVE YEARS
-----------------------                --------------------------

Robert G. Freedman     Vice Chairman and Chief Investment Officer, the Adviser
(Age 59)               and each of the John Hancock funds; Director, the
Vice Chairman          Adviser, Advisers International, John Hancock Funds,
                       SAMCorp., Insurance Agency, Inc., Southeastern Thrift &
                       Bank Fund, The Berkeley Group and NM Capital; Senior Vice
                       President, The Berkeley Group; President, the Adviser
                       (until December 1994); Director, Signature Services
                       (until January 1997).

James B. Little        Senior Vice President and Chief Financial Officer, each
(Age 63)               of the John Hancock funds; Senior Vice President, the
                       Adviser, The Berkeley Group and John Hancock Funds;
                       Senior Vice President, Signature Services (until January
                       1997).

Susan S. Newton        Vice President and Secretary, each of the John Hancock
(Age 47)               funds; Vice President, the Adviser, John Hancock Funds,
                       Signature Services, The Berkeley Group and Vice
                       President, Distributors, Inc. (until April 1994).

John A. Morin          Vice President and Secretary of the Adviser, John Hancock
(Age 47)               Funds, Signature Services and the Berkeley Group;
Vice President         Secretary, NM Capital and SAMCorp.; Clerk, Insurance
                       Agency, Inc.; Counsel, John Hancock Mutual Life Insurance
                       Company (until February 1996); Vice President,
                       Distributors, Inc. (until April 1994).

James J. Stokowski     Vice President and Treasurer, each of the John Hancock
(Age 51)               funds and Vice President, the Adviser.

Thomas H. Connors      Second Vice President, Assistant Secretary and Compliance
(Age 38)               Officer, each of the John Hancock Funds; Second Vice
                       President, the Adviser.

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the Fund's fiscal year ended October 31, 1997. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau and Scipione, and each of the Fund's officers are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the Fund for their services.

                                 AGGREGATE       TOTAL COMPENSATION FROM ALL
                               COMPENSATION       FUNDS IN JOHN HANCOCK FUND
INDEPENDENT TRUSTEE            FROM THE FUND        COMPLEX TO TRUSTEES(*)
-------------------          -----------------  ------------------------------
James F. Carlin                   $ 6,716                  $ 74,000
William H. Cunningham**             6,716                    74,000
Charles F. Fretz                    6,716                    74,250
Harold R. Hiser, Jr.**              6,716                    74,000
Charles L. Ladner                   6,716                    74,250
Leo E. Linbeck, Jr.                 6,716                    74,250
Patricia P. McCarter**              6,716                    74,250
Steven R. Pruchansky**              7,005                    77,250
Norman H. Smith**                   7,000                    77,250
John P. Toolan**                    6,716                    74,250
                                  -------                  --------
Totals                            $67,733                  $747,750

------------
 (*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $747,750 for the calendar year ended December 31, 1997. All the Independent Trustees are Trustees of 32 funds in the John Hancock Fund complex.
(**) As of December 31, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $220,106, for Mr. Hiser was $103,868, for Ms. McCarter was $159,075, for Mr. Pruchansky was $68,102, for Mr. Smith was $70,607, and for Mr. Toolan was $281,133 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees" fees does not obligate any Fund to retain the services of any Trustee or obligate any Fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2
       RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

    The Trustees of the Fund, including a majority of the Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for the Fund's fiscal year ending October 31, 1998.

    Deloitte & Touche has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the ratification by the shareholders of the Fund at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements.

    The Board of Trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

VOTEREQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS The
    approval of a "majority" (as described below) of the Shares of the Fund is required to ratify the selection of Deloitte & Touche as the Fund's independent public accountants for the Fund's fiscal year ending October 31, 1998.

                                MISCELLANEOUS

SHAREHOLDER PROPOSALS
    Proposals of shareholders intended to be presented at the Fund's annual meeting to be held in 1999 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than September 25, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the Shares of the Fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding Shares is present, is required to elect the nominees. The adoption by the Fund shareholders of Proposal 2 requires the affirmative vote of a majority of the shares, which is defined as the lesser of: (i) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the Shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.

    Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those Shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding Shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because Shares represented by a "broker non-vote" are considered outstanding Shares, a "broker non-vote" has the same effect as a vote against such proposal.

    In the event that at the time any session of the Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn such Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 or FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal. Any adjournment will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. A shareholder vote may be taken on one or both of the proposals prior to such adjournment if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. Persons holding Shares as nominees will be reimbursed by the Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Fund or of the Fund's investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as the Fund's investment adviser and administrator. The firm Corporate Investors Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $5,500.

OTHER MATTERS
    The management of the Fund knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                          JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: January 23, 1998


  X  PLEASE MARK VOTES
---- AS IN THIS EXAMPLE


                                             For       With-     For all
                                             All       Hold      Except

1.)  To elect the following nominees to
     serve as Trustees of the Fund.         _____     _____      _____

Edward J. Boudreau, Jr., Anne C. Hodsdon,
Steven R. Pruchansky and Norman H. Smith

Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the names of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                             For       Against   Abstain
2.)  To ratify the selection of
     Deliotte & Touche, LLP as
     Independent public accountants.        _____     _____     _____


                                             THIS PROXY IS SOLICITED
                                             BY THE BOARD OF TRUSTEES

                                        Specify desired action by check marks in the appropriate spaces. If no specification is made, this Proxy will be voted for the nominees named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.



Please be sure to sign        Date                     Mark box at right if
and date this Proxy.                                   address change has been
                                                       noted on the reverse side
                                                       of this card. _____

_____________________         __________________
Shareholder sign here         Co-owner sign here       RECORD DATE SHARES:

                                    P R O X Y
                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

The undersigned holder of common shares of beneficial interest ("Common Shares") of John Hancock Bank and Thrift Opportunity Fund (the "Fund") hereby constitutes and appoints Edward J. Boudreau, Jr., Susan S. Newton and James B. Little, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 5, 1998 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 A.M., Eastern
 Time, and at any and all adjournments thereof, in respect of all Common Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.


  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this Proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

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